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                                                                   EXHIBIT 10(v)
                                                                   -------------
                               SECOND AMENDMENT TO
                      ALLEN TELECOM INC. 1994 NON-EMPLOYEE
                           DIRECTORS STOCK OPTION PLAN

         ALLEN TELECOM INC., a Delaware corporation (the "Company"), hereby adopts this Second Amendment to the Allen Telecom Inc. 1994 Non-Employee Directors Stock Option Plan (the "Plan"), effective as of the close of business on February 17, 1998.

         WHEREAS, the Board of Directors of the Company has adopted a resolution at its meeting held on February 17, 1998 to increase the number of options to purchase shares of Common Stock granted under the Plan to each Non-Employee Director each year as Formula Awards (as such terms are defined under the Plan) from 1,000 to 3,000;

         NOW, THEREFORE, Section 5(a) of the Plan hereby is amended by deleting the number "1,000" and inserting therefor the number "3,000." All other provisions of the Plan shall remain unchanged and in full force and effect.

         EXECUTED on this 17th day of February, 1998.


                                ALLEN TELECOM INC.

                                By:      /s/ McDara P. Folan, III
                                          ------------------------
                                         McDara P. Folan, III
                                         Vice President, Secretary and
                                         General Counsel